                                                                   Exhibit 10.31

                        SANCTUARY WOODS MULTIMEDIA CORPORATION



                            SECURITIES EXCHANGE AGREEMENT


                                 As of April 10, 1997










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                                  TABLE OF CONTENTS
                                                                                 PAGE
SECTION 1 Authorization and Sale of the Securities; Advances . . . . . . . . . .   1
     1.1  Authorization of Securities. . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Exchange of the Debentures . . . . . . . . . . . . . . . . . . . . . .   2
     1.3  Warrants to Purchase Common Stock. . . . . . . . . . . . . . . . . . .   2

SECTION 2 Closing Date; Delivery . . . . . . . . . . . . . . . . . . . . . . . .   3
     2.1  Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     2.2  Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

SECTION 3 Representations and Warranties of the Company. . . . . . . . . . . . .   3
     3.1  Organization; Articles and Bylaws. . . . . . . . . . . . . . . . . . .   3
     3.2  Corporate Power. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     3.3  Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     3.4  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     3.5  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     3.6  Risk Disclosures . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     3.7  Brokers or Finders . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     3.8  Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     3.9  Litigation, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     3.10 Governmental Consent, etc. . . . . . . . . . . . . . . . . . . . . . .   5
     3.11 Patents, Trademarks and Trade Secrets. . . . . . . . . . . . . . . . .   5
     3.12 Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

SECTION 4 Representations and Warranties of the Purchasers . . . . . . . . . . .   6
     4.1  Investment Representations and Covenants of the Purchasers . . . . . .   6
     4.2  Legends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     4.3  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     4.4  Advisors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 5 Conditions to Closing of the Purchasers. . . . . . . . . . . . . . . .   9
     5.1  Representations and Warranties Correct . . . . . . . . . . . . . . . .   9
     5.2  Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     5.3  Third Party Consents . . . . . . . . . . . . . . . . . . . . . . . . .   9
     5.4  Compliance with Federal Securities Laws. . . . . . . . . . . . . . . .   9
     5.5  Blue Sky . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 6 Conditions to Closing of Company . . . . . . . . . . . . . . . . . . .  10
     6.1  Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     6.2  Compliance with Federal Securities Laws. . . . . . . . . . . . . . . .  10
     6.3  Blue Sky . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     6.4  Certificate of Incorporation . . . . . . . . . . . . . . . . . . . . .  10

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                                  TABLE OF CONTENTS
                                     (CONTINUED)

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
SECTION 7 Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     7.1  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     7.2  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . .  10
     7.3  Entire Agreement; Amendment. . . . . . . . . . . . . . . . . . . . . .  10
     7.4  Notices, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     7.5  Delays or Omissions. . . . . . . . . . . . . . . . . . . . . . . . . .  11
     7.6  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     7.7  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     7.8  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     7.9  California Corporate Securities Law. . . . . . . . . . . . . . . . . .  12

EXHIBITS

     A    Schedule of Purchasers
     B    Rights and Privileges of the Series A Preferred Stock
     C    Form of Warrant for 27.5% Coverage
     D    Form of Warrant for 55% Coverage
     E    Disclosure Schedule

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                                       -ii-

                        SANCTUARY WOODS MULTIMEDIA CORPORATION

                            SECURITIES EXCHANGE AGREEMENT

     This Securities Exchange Agreement (this "Agreement") is made as of April 10, 1997 by and among Sanctuary Woods Multimedia Corporation, a British Columbia, Canada corporation (the "Company"), and the individuals and entities listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "Purchasers").

     WHEREAS, the Purchasers and the Company entered into that certain Securities Purchase Agreement dated as of September 18, 1996 (the "Purchase Agreement") pursuant to which the Purchasers purchased 8% Convertible Debentures due July 31, 1999 of the Company (the "Debentures");

     WHEREAS, in connection with the purchase of the Debentures the Company issued to the Purchasers warrants to purchase Common Stock of the Company at the rate of one share of Common Stock for every US$2.00 principal amount of the Debentures;

     WHEREAS, the Company has granted to holders of record of Common Stock and Debentures who are not Canadian residents as of March 7, 1997 rights to purchase shares of Common Stock (the "Rights Offering" and each right granted a "Right");

     WHEREAS, the Company and Purchasers wish to exchange the Debentures for shares of the Company's Series A Preferred Stock and additional warrants to purchase Common Stock of the Company;

     NOW, THEREFORE, for good and valuable consideration the value of which is hereby acknowledged, the Company and the Purchasers agree as follows:

                                      SECTION 1

                  AUTHORIZATION AND SALE OF THE SECURITIES; ADVANCES

     1.1 AUTHORIZATION OF SECURITIES. The Company has or prior to the Closing Date (defined in Section 2.1) will have authorized the issuance of
(a) 100,000 shares of Series A Preferred Stock with rights and privileges as set forth in EXHIBIT B attached hereto; (b) warrants to purchase up to an aggregate of 24,300,833 shares of the Company's Common Stock in substantially the form attached hereto as EXHIBIT C or EXHIBIT D (the "Warrants"), which warrants shall be exercisable at a price of US$0.15 per share, and (c) up to an aggregate of 68,484,166 shares of the Company's Common Stock for issuance upon conversion of the Series A Preferred Stock and exercise of the Warrants. The Series A Preferred Stock and the Warrants shall hereinafter be collectively referred to as the "Securities" and the Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants shall hereinafter be collectively referred to as the "Conversion Stock".

     1.2 EXCHANGE OF THE DEBENTURES. As soon as practicable after the Closing Date, for each US$53.02 principal amount of Debentures held by a Purchaser, the Company will deliver to such Purchaser one share of Series A Preferred Stock. No fractional shares of Series A Preferred Stock shall be issued but the number of shares of Series A Preferred Stock shall be rounded down to the nearest whole share and no cash shall be paid to Purchaser in lieu of any fractional shares.

     1.3  WARRANTS TO PURCHASE COMMON STOCK.

          (a) If the Purchaser has subscribed to exercise less than 25% of the total Rights granted to such Purchaser pursuant to the Rights Offering, which total Rights shall include both those Rights granted based on the Common Stock held by such Purchaser as of March 7, 1997 (the "Record Date") and those Rights granted based on the aggregate principal amount of Debentures held by such Purchaser as of the Record Date, as soon as practicable after the Closing Date, the Company shall issue the Purchaser a Warrant to purchase that number of shares of the Company's Common Stock set forth in Column 4 of Exhibit A, which number shall be equal to 27.5% of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock to be issued to such Purchaser pursuant to Section 1.2 of this Agreement, in substantially the form attached hereto as EXHIBIT C.

          (b) If the Purchaser shall have subscribed to exercise 25% or more of the total Rights granted to such Purchaser in the Rights Offering, which total Rights shall include both those Rights granted based on the Common Stock held by such Purchaser on the Record Date and those Rights granted based on the aggregate principal amount of debentures held by such Purchaser, the Company shall issue to the Purchaser a Warrant to purchase that number of shares of the Company's Common Stock set forth in Column 5 of Exhibit A, which shall be equal to 55% of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock to be issued to such Purchaser pursuant to Section 1.2 of this Agreement, in substantially the form attached hereto as EXHIBIT D.

          (c) For the purpose of determining the number of Warrants to be granted to each Purchaser, the Series A Preferred Stock shall be convertible into one share of Common Stock for each US$0.12 of principal amount of the Debentures held by such Purchaser just prior to the Exchange. The Company shall not issue a Warrant which is exercisable for a fraction of a share of Common Stock and the aggregate number of shares issuable under such Warrant shall be automatically rounded to the next lowest whole integer without any other compensation payable to the Purchaser of such Warrant.

     1.4 REGISTRATION RIGHTS. The Purchasers shall be entitled to the registration rights set forth on Exhibit G to the Securities Purchase Agreement dated September 18, 1996 by and among the Company and the Purchasers, which is incorporated herein by reference and made a part hereof as if fully set forth herein; provided, however, that the Company shall have the right to file a Registration Statement on Form S-2 in lieu of a Registration Statement on Form S-1, if such form is available to the Company.

                                      SECTION 2

                                CLOSING DATE; DELIVERY

     2.1 CLOSING DATE. The closing of the exchange shall occur on April 18, 1997 (the "Closing Date").

     2.2 DELIVERY. As soon as practicable after the Closing, the Company will deliver to each Purchaser a certificate evidencing the Purchaser's shares of Series A Preferred Stock as specified opposite such Purchaser's name on EXHIBIT A hereto together with a Warrant or Warrants to purchase the number of shares of the Company's Common Stock as determined in accordance with Section 1.3 against delivery of the original Debentures and warrants granted pursuant to the Purchase Agreement for exchange to the Company.

                                      SECTION 3

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the Disclosure Schedule attached hereto as EXHIBIT E, the Company hereby represents and warrants to the Purchasers as follows:

     3.1 ORGANIZATION; ARTICLES AND BYLAWS. The Company is a corporation duly organized and existing under, and by virtue of, the laws of British Columbia, Canada. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is in good standing in British Columbia, Canada and authorized to do business as a foreign corporation and in good standing in the state of California, the only jurisdiction in the United States in which such authorization is presently required to carry on the Company's business.

     3.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement, to issue and sell the Securities and the Conversion Stock hereunder and to carry out and perform its obligations under the terms of this Agreement and the Warrants.

     3.3 CAPITALIZATION. As of March 7, 1997, the Company was authorized to issue 100,000,000 shares of Common Stock, of which 23,241,164 shares are issued and outstanding. As of March 7, 1997, the Company had granted warrants to purchase 5,751,000 shares of Common Stock. Furthermore, as of March 7, 1997, the Company had options to purchase 1,456,000 shares of Common Stock outstanding pursuant to the 1995 Stock Option Plan and options to purchase 1,179,000 shares of Common Stock had been granted pursuant to the 1996 Stock Plan subject to shareholder approval of the 1996 Stock Plan.

     3.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, the authorization, sale, issuance and delivery of the Securities, the authorization, sale, issuance and delivery of the Conversion Stock, and the performance of the Company's obligations hereunder has been taken and the sale, issuance and delivery of the Securities and the Conversion Stock and the execution, delivery and performance of this Agreement will not violate the Company's articles, bylaws or any of its material agreements. This Agreement and the Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors (other than usury laws) and rules of law governing specific performance, injunctive relief or other equitable remedies. The Securities (including the Conversion Stock), when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any consensual liens or encumbrances created by the Company; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as well as laws of other jurisdictions such as Canada as set forth herein or as otherwise required at the time a transfer is proposed.

     3.5 SUBSIDIARIES. Except for Sanctuary Woods Multimedia, Inc., a Nevada corporation, and Magic Quest, Inc., a California corporation, both of which are wholly-owned subsidiaries of the Company, which are duly incorporated and validly existing corporations and are in good standing in the state of California, the Company has no subsidiaries or affiliated companies. The Company is not a participant in any joint venture, partnership or similar arrangement.

     3.6 RISK DISCLOSURES. The Company has provided or made available to each Purchaser a copy of or access to copies of the Company's 1995 Annual Report on Form 10-K/A-3 and Quarterly Report on Form 10-Q for the period ended December 31, 1996 (the "Public Disclosure Documents") and such were accurate and complete as of the date of filing. There has been no material change in the Company's financial condition since those documents were filed, except as disclosed to the Purchasers in writing. In addition, each Purchaser has been provided with a Prospectus dated as of March 14, 1997 in connection with the Company's Rights Offering and a Prospectus/Proxy Statement dated March 14, 1997 in connection with the Company's Extraordinary General Meeting of Shareholders to consider, among other things, the Company's domestication into the State of Delaware (collectively, the "Prospectuses"), which is incorporated herein by reference and made a part hereof as if fully set forth herein. The disclosures set forth in this Agreement and in the documents and information delivered to the Purchasers represent the Company's reasonable best effort, under the circumstances of a financially distressed company, to disclose, fairly and adequately, its business condition and prospects. Each Purchaser had a reasonable opportunity to ask questions of and receive answers from the officers or directors of the Company concerning the terms and conditions of the offering of the Securities including the business and business prospects of the Company, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information provided to the Purchasers. The information and documents delivered to each Purchaser described above contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements involve risks and uncertainties which include, without limitation, certain risks related to continued competitive pressures in the marketplace, inventory levels in the retail channel, the introduction of competitive products and downward pricing pressures, intellectual property rights and litigation, as well as the Company's continuing lack of capital resources.
In particular, and without limiting the generality of the foregoing, all financial projections of the Company's future prospects and financial results provided by the Company are qualified in their entirety by the risk factors set forth in the Prospectuses. The Company will not update such financial projections, and has informed the Purchasers that such projections may not be met.

     3.7 BROKERS OR FINDERS. Except as set forth herein, the Company has not incurred, directly or indirectly, any liability for brokerage or finders' fees, agent's commission or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

     3.8 TAX MATTERS. The Company has filed all necessary federal and state property, income and franchise tax returns and has paid all taxes shown as due thereon or otherwise owed by it to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles.

     3.9 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against the Company, any of its subsidiaries or its properties (or any written threats thereof), or, to the Company's knowledge, against any of the Company's or its subsidiaries' employees, before any court or governmental agency (nor has the Company received any written notice or written threat thereof), the outcome of which, if determined adversely to the Company individually or in the aggregate would have a material adverse effect upon the Company's financial condition, except as disclosed in the Public Disclosure Documents.

     3.10 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or Conversion stock, or the consummation of any other transaction contemplated hereby, except (a) the filing of the Certificate of Incorporation with the State of Delaware if the Company's Domestication into Delaware is approved by the Company's shareholders or the approval of the terms of the Series A Preferred Stock by the British Columbia Securities Commission if the Domestication is not approved by the Company's shareholders, and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities and Conversion stock under applicable federal and state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner.

     3.11 PATENTS, TRADEMARKS AND TRADE SECRETS. The Company owns or has a valid right to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and to the Company's knowledge the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights, copyrights, inventions and intellectual property rights of others.

     3.12 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects, or financial condition of the Company and its subsidiaries considered as one enterprise. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority except for such defaults which would not have a material adverse effect on the business of the Company and its Subsidiaries considered as one enterprise.

                                      SECTION 4

                   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     The Purchasers hereby severally represent and warrant to the Company with respect to the purchase of the Securities (including the Conversion Stock) as follows:

     4.1  INVESTMENT REPRESENTATIONS AND COVENANTS OF THE PURCHASERS.

          (a) This Agreement is made by the Company with each Purchaser in reliance upon such Purchaser's representations and covenants made in this
Section 4, which by its execution of this Agreement the Purchaser hereby confirms.

          (b) Each Purchaser understands that the Securities (and the Conversion Stock) have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities qualification requirements and are being offered and sold pursuant to an exemption from registration or qualification contained in the Securities Act based in part upon the representations of such Purchaser contained herein.

          (c) Each Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

          (d) Each Purchaser is acquiring the Securities to be issued and sold hereunder (and the Conversion Stock) for its own account for investment and not as a nominee and not with a view to the distribution thereof. Each Purchaser understands that it must bear the economic risk of this investment indefinitely unless the Securities or such Conversion Stock are registered pursuant to the Securities Act, or an exemption from such registration is available, and that the Company has no present intention of registering the Securities or such Conversion Stock. Each Purchaser further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow such Purchaser to dispose of or otherwise transfer any or all of the Securities or such Conversion Stock under the circumstances, in the amounts or at the times Purchaser might propose.

          (e) By reason of its business or financial experience, or that of its professional advisor, each Purchaser has the capacity to protect its own interests in connection with the purchase of the Securities hereunder and has the ability to bear the economic risk (including the risk of total loss) of its investment.

          (f) Each Purchaser further covenants that it will not make any sale, transfer or other disposition of the Securities or such Conversion Stock in violation of the Securities Act, the Exchange Act, or the rules and regulations of the Commission promulgated thereunder.

          (g) Each Purchaser acknowledges that the Securities (including the Conversion Stock) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than two years (or "one year" following the effective date of certain amendments by the Securities and Exchange Commission to Rule 144) after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of securities being sold during any three-month period not exceeding specified limitations. It is further aware that Rule 144(k) permits persons who have not been affiliates (as defined in Rule 144(a)) of the Company for at least three months and who have beneficially owned their securities for at least three years (or "two years" following the effective date of certain amendments by the Securities and Exchange Commission to Rule
144) after full payment for such securities to sell such securities without regard to the current public information, manner of sale and volume limitations described above.

          (h) Each Purchaser acknowledges that in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities and the Conversion Stock. Each Purchaser understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (i) Each Purchaser covenants that, in the absence of an effective registration statement covering the Securities and the Conversion Stock, it will sell, transfer, or otherwise dispose of the Securities and any Conversion Stock only in a manner consistent with its representations and covenants set forth in this Section 4.

          (j) The residence of each Purchaser (or, in the case of a partnership or corporation, such entity's principal place of business as office) is correctly set forth on EXHIBIT A.

          (k) Each Purchaser acknowledges that it has received or has had access to the Public Disclosure Documents as filed with the Securities and Exchange Commission and the Prospectuses. Each Purchaser acknowledges that the disclosures set forth herein and therein represent the Company's reasonable best efforts, under the circumstances of a financially-distressed corporation, to disclose, fairly and adequately, its business condition and prospects. Each Purchaser has had a reasonable opportunity to ask questions of and receive answers from the officers or directors of the Company concerning the terms and conditions of the offering of the Securities including the business and business prospects of the Company, and to obtain additional information necessary to verify the accuracy of the information provided to Purchasers.

          (l) Each Purchaser is an "Accredited Investor" as such term is defined in Rule 501(a) promulgated by the Securities and Exchange Commission pursuant to the Securities Act.

     4.2 LEGENDS. Each Purchaser understands and acknowledges that the Securities and the Conversion Stock thereof will be imprinted with certain legends, including but not limited to, the following:

     (a) THIS SECURITY AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR IN AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD EXPIRING AT MIDNIGHT ON APRIL 17, 1998 AND MAY NOT BE TRADED IN BRITISH COLUMBIA, CANADA UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE BRITISH COLUMBIA SECURITIES ACT AND REGULATIONS MADE UNDER SUCH ACT.

          (b)  Any legend required by applicable state law.

     4.3 AUTHORIZATION. Each Purchaser has the full power and authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by each Purchaser will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies, and limitations of public policy.

     4.4 ADVISORS. Each Purchaser is not relying on any statements or representations of the Company or any of its agents with respect to the financial, tax or other legal consequences of this investment and the transactions contemplated by the Agreement except to the extent contained in the representations made by the Company in Section 3 of this Agreement.

                                      SECTION 5

                       CONDITIONS TO CLOSING OF THE PURCHASERS

     Each Purchaser's obligation to purchase the Securities at the Closing, except as specifically indicated below, is subject to the fulfillment or waiver on or prior to the Closing Date of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2 INVESTMENT. Pequot Partners Fund, L.P. and Pequot International Fund, Inc., together, shall hereinafter be referred to as "Pequot." Pequot shall have subscribed to exercise Rights granted in the Rights Offering and, in connection with such exercise, to purchase at least 8,333,334 shares of Common Stock for an aggregate amount of US$1,000,000 or more.

     5.3  THIRD PARTY CONSENTS.   All necessary third party consents on the
part of the Company, if any, shall have been obtained.

     5.4  COMPLIANCE WITH FEDERAL SECURITIES LAWS.   There is an exemption to
the registration requirement of the Securities Act of 1933, as amended (the "Securities Act").

     5.5 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state in which the exchange of securities shall occur.

                                      SECTION 6

                           CONDITIONS TO CLOSING OF COMPANY

     The Company's obligation to sell and issue the Securities at each Closing is subject to the fulfillment of the following conditions:

     6.1 INVESTMENT. For the purposes of this Section 6.1, Pequot shall be considered one Purchaser. Pequot shall have subscribed to exercise Rights granted in the Rights Offering, and, in connection with such offering, shall have agreed to purchase at least 8,333,334 shares of Common Stock for an aggregate amount of US$1,000,000 or more.

     6.2 COMPLIANCE WITH FEDERAL SECURITIES LAWS. There is an exemption to the registration requirement of the Securities Act.

     6.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state in which the exchange of securities shall occur.

     6.4 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation shall have been filed with the Secretary of State of Delaware, or, if the Domestication is not approved, approval for the issuance of the issuance of the Series A Preferred Stock shall have been received from the British Columbia Securities Commission.

                                      SECTION 7

                                    MISCELLANEOUS

     7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal substantive laws of the State of California.

     7.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto, provided, however, that the rights of the Purchasers to purchase the Securities shall not be assignable without the prior written consent of the Company.

     7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on EXHIBIT A, or at such other address as such Purchaser shall have furnished to the Company, or (b) if to the Company, as follows:

               Sanctuary Woods Multimedia Corporation
               1825 Grant Street
               San Mateo, California 94402
               Attn:  President

               with a copy to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California 94304
               Attn:  Judith M. O'Brien

     7.5  DELAYS OR OMISSIONS.   No delay or omission to exercise any right,
power or remedy accruing to the Purchasers upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Purchasers nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character by any Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative.

     7.6 EXPENSES. The Company and the Purchasers shall each bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

     7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one instrument.

     7.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.9 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.


                         [Intentionally Blank]

     IN WITNESS WHEREOF, the undersigned parties have hereunto set their hands as of the date first set forth above.

"COMPANY"                               "PURCHASER"

SANCTUARY WOODS
  MULTIMEDIA CORPORATION                ---------------------------------
a British Columbia,                     (Print or Type Name of Purchaser)
  Canada corporation

---------------------------------       ---------------------------------
Charlotte Walker, President and         (Signature)
  Chief Executive Officer


                                        ---------------------------------
                                        (Print or Type Name and Title, if
                                        different from Purchaser)


                       (SIGNATURE PAGE FOR PURCHASE AGREEMENT)

                                      EXHIBIT A

                                SCHEDULE OF PURCHASERS

                                                      Shares of
                                       Principal      Series A
                                       Amount of      Preferred          Number of Shares               Number of Shares
          Name and Address             Debenture      Stock        Subject to Warrant Pre-Split   Subject to Warrant Post-Split
-------------------------------      ------------     --------     -------------------------------------------------------------
                                                                    27.5%            55%            27.5%        55%

 Travelers Indemnity Company          $  550,000      10,373        1,260,362        2,520,725      63,018       126,036
 388 Greenwich Street
 New York, NY 10013

 Pequot Partners Fund, L.P.           $2,000,000      37,721        4,583,258        9,166,516     229,163       458,326
 354 Pequot Avenue
 Southport, CT 06490

 Pequot International Fund, Inc.      $2,000,000      37,721        4,583,258        9,166,516     229,163       458,326
 Hemisphere House
 9 Church Street
 Hamilton, HMOX Bermuda

 David Clayton                        $   110,000      2,074          251,999         503,999      12,600         25,200
 35 Stonecourt Drive
 Dallas, TX 75225

 Anthony Low-Beer                     $   110,000      2,074          251,999         503,999      12,600         25,200
 c/o Mitchell Securities
 100 Park Avenue
 New York, NY 10017

 Edward Nersessian                    $   110,000      2,074          251,999         503,999      12,600         25,200
 c/o Mitchell Securities
 100 Park Avenue
 New York, NY 10017

 Garret and Carol Thunen              $   110,000      2,074          251,999         503,999      12,600         25,200
 c/o Mitchell Securities
 100 Park Avenue
 New York, NY 10017

 Ebbets Field Investment Co.          $    72,000      1,357          164,881         329,762       8,244         16,488
 87 Veranda Lane
 Pointe Vedra, FL 32082

 Willow Creek Capital Partners, LP    $    72,000      1,357          164,881         329,762       8,244         16,488
 60 East Sir Francis Drake Blvd.,
 Suite 200
 Larkspur, CA 94939

 D. C. Degan                          $    42,000        792           96,231         192,462       4,812          9,623
 1955 South Valley Parkway
 Lewisville, TX 75067-5401

 Richard Dwelle                       $    42,000        792           96,231         192,462       4,812          9,623
 201 South Prairieville Street
 Athens, TX 75751

 Michael Griesser                     $    42,000        792           96,231         192,462       4,812          9,623
 12700 Park Central, Suite 455
 Dallas, TX 75251-1511

 Randall Boyd                         $    42,000        792           96,250         192,462       4,812          9,623
 123 North Elm Street
 Denton, TX 76201


                                      EXHIBIT B

                RIGHTS AND PRIVILEGES OF THE SERIES A PREFERRED STOCK

                                      EXHIBIT C

                          FORM OF WARRANT FOR 27.5% COVERAGE

                                      EXHIBIT D

                           FORM OF WARRANT FOR 55% COVERAGE

                                      EXHIBIT E

                                 DISCLOSURE SCHEDULE